   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 4, 1997
                                                      REGISTRATION NO. 333-27369
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------
                                 MERISEL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                      5045                     95-4172359
    (STATE OR OTHER            (PRIMARY STANDARD            (I.R.S. EMPLOYER
    JURISDICTION OF                INDUSTRIAL             IDENTIFICATION NO.)
    INCORPORATION OR          CLASSIFICATION CODE
     ORGANIZATION)                  NUMBER)

                           200 CONTINENTAL BOULEVARD
                          EL SEGUNDO, CALIFORNIA 90245
                                 (310) 615-3080
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                             KAREN A. TALLMAN, ESQ.
                        VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY
                                 MERISEL, INC.
                           200 CONTINENTAL BOULEVARD
                          EL SEGUNDO, CALIFORNIA 90245
                                 (310) 615-3080
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                ----------------

                                   COPIES TO:

                             JOSEPH J. GIUNTA, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             300 SOUTH GRAND AVENUE
                           LOS ANGELES, CA 90071-3144
                                 (213) 687-5000

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: The expiration date of the Exchange Offer of the Registrant described in the Supplement included as a part of this Registration Statement.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            INTRODUCTORY STATEMENT

  This Post Effective Amendment No. 1 amends and supplements the Registration Statement (the "Registration Statement") on Form S-4 of Merisel, Inc. (the "Company"), dated July 31, 1997, relating to the proposed exchange of the Company's 12 1/2% Senior Notes due 2004 for common stock of the Company. This Post Effective Amendment No. 1 reflects recent developments related to certain alternative restructuring proposals that the Company has received. This Post Effective Amendment No. 1 also reflects the change by the Company's Board of Directors of its recommendations with respect to the New Common Stock Issuance and the Prepackaged Plan.

  Unless otherwise indicated herein, capitalized terms used, but not otherwise defined, shall have the meanings ascribed to them in the Registration Statement.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, ON SEPTEMBER 4, 1997.

                                          Merisel, Inc.


                                          By: /s/ Dwight A. Steffensen
                                             --------------------------------
                                                   DWIGHT A. STEFFENSEN
                                                 CHAIRMAN OF THE BOARD OF
                                                        DIRECTORS,
                                                AND CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


              SIGNATURE                      TITLE                 DATE
              ---------                      -----                 ----

      /s/ Dwight A. Steffensen          Chairman of the        September 4, 1997
-------------------------------------    Board of Directors,
        DWIGHT A. STEFFENSEN             and Chief Executive
                                         Officer (Principal
                                         Executive Officer)


       /s/ James E. Illson(1)           Senior Vice            September 4, 1997
-------------------------------------    President--
           JAMES E. ILLSON               Finance, Chief
                                         Financial Officer,
                                         and Secretary
                                         (Principal
                                         Financial and
                                         Accounting Officer)

    /s/ Lawrence J. Schoenberg(1)       Director               September 4, 1997
-------------------------------------
       LAWRENCE J. SCHOENBERG



        /s/ David L. House(1)           Director               September 4, 1997
-------------------------------------
           DAVID L. HOUSE


      /s/ Dr. Arnold Miller(1)          Director               September 4, 1997
-------------------------------------
          DR. ARNOLD MILLER



        /s/ Joseph Abrams(1)            Director               September 4, 1997
-------------------------------------
            JOSEPH ABRAMS

--------
  (1) By Dwight A. Steffensen, attorney-in-fact.

                                 EXHIBIT INDEX

 EXHIBIT                                                                 PAGE
 NUMBER  DESCRIPTION OF DOCUMENTS                                       NUMBER
 ------- ------------------------                                       ------
   2.1   Purchase Agreement dated as of August 29, 1996.(21)
   2.2   Amendment 1 to Purchase Agreement dated as of October 4,
         1996.(21)
   2.3   Amended and Restated Receivables Transfer Agreement dated as of September 27, 1996 by and between Merisel Americas, Inc.
         and Merisel Capital Funding, Inc.(21)
   2.4   Amended and Restated Receivables and Servicing Agreement
         dated as of September 27, 1996, by and between Merisel
         Capital Funding, Inc., Redwood Receivables Corporation,
         Merisel Americas, Inc. and General Electric Capital
         Corporation.(21)
   2.5   Amendment No. 1 and Waiver to Amended and Restated
         Receivables Purchase and Servicing Agreement dated as of
         November 7, 1996 among Merisel Capital Funding, Inc.,
         Redwood Receivables Corporation, Merisel Americas, Inc.
         Electric and General Capital Corporation.(25)
   2.6   Amendment No. 1 and Waiver to Amended and Restated
         Receivables Transfer Agreement dated as of November 7, 1996 by and between Merisel Americas, Inc. and Merisel Capital
         Funding, Inc.(25)
   2.7   Settlement Agreement and Release dated February 13, 1997 by and among CHS Electronics, Inc., Merisel, Inc. and Merisel
         Europe, Inc.(25)
   2.8   Asset Purchase Agreement dated January 15, 1997 by and among
         SYNNEX Information Technologies, Inc., SynFab, Inc. and
         Merisel FAB, Inc.(25)
   2.9   Amendment No. 1 to the Asset Purchase Agreement dated as of
         March 6, 1997 by and among Merisel, Inc., Merisel FAB,Inc.,
         SYNNEX Information Technologies, Inc. and ComputerLand
         Corporation, successor-in-interest to SynFab, Inc.(25)
   3.1   Restated Certificate of Incorporation of Registrant.(1)
   3.2   Amendment to Certificate of Incorporation of Registrant
         dated August 22, 1990.(6)
   3.3   Bylaws, as amended, of Merisel, Inc.(8)
   4     Indenture dated October 15, 1994 between the Company and
         NationsBank of Texas, N.A., as Trustee, relating to the
         Company's 12.5% Senior Notes Due 2004, including the form of such Senior Notes attached as Exhibit A thereto.(14)
   4.1   First Amendment to Amended and Restated Revolving Credit
         Agreement dated as of June 30, 1996 by and among Merisel
         Americas, Inc., Merisel Europe, Inc., Merisel, Inc. and the
         lender parties thereto.(21)
   4.2   Second Amendment and Waiver to Amended and Restated
         Revolving Credit Agreement dated as of October 2, 1996 by
         and among Merisel Americas, Inc., Merisel Europe, Inc.,
         Merisel, Inc. and the lender parties thereto.(21)
   4.3   Third Amendment to Amended and Restated Subordinated Note
         Purchase Agreement dated as of June 30, 1996 by and among
         Merisel Americas, Inc. and the Noteholders signatory
         thereto.(21)
   4.4   Fourth Amendment and Waiver to Amended and Restated
         Subordinated Note Purchase Agreement dated as of October 2,
         1996 by and among Merisel Americas, Inc. and the Noteholders signatory thereto.(21)
   4.5   Fourth Amendment to Amended and Restated Senior Note
         Purchase Agreement dated as of June 30, 1996 by and among
         Merisel Americas, Inc., Merisel, Inc. and the Noteholders
         signatory thereto.(21)
   4.6   Fifth Amendment and Waiver to Amended and Restated Senior
         Note Purchase Agreement dated as of October 2, 1996 by and among Merisel Americas, Inc., Merisel, Inc. and the
         Noteholders signatory thereto.(21)
   4.7   Third Amendment and Waiver to Amended and Restated Revolving
         Credit Agreement dated as of February 27, 1997 by and among
         Merisel Americas, Inc. and the Noteholders signatory
         thereto.(25)

 EXHIBIT                                                                 PAGE
 NUMBER  DESCRIPTION OF DOCUMENTS                                       NUMBER
 ------- ------------------------                                       ------
   4.8   Fifth Waiver to Amended and Restated Subordinated Note
         Purchase Agreement dated as of February 27, 1997 by and
         among Merisel Americas, Inc. and the signatory Noteholders thereto.(25)
   4.9   Sixth Amendment and Waiver to Amended and Restated Senior
         Note Purchase Agreement dated February 27, 1997 by and among
         Merisel Americas, Inc., Merisel, Inc. and the Noteholders
         signatory thereto.(25)
   4.10  Form of Limited Waiver and Voting Agreement, dated as of
         April 11, 1997, by and among Merisel, Inc. and the holders of the 12 1/2% Senior Notes due December 31, 2004.(25)
   4.11  Form of Limited Waiver and Agreement to Amend dated as of
         April 14, 1997 by and among Merisel, Inc., Merisel Europe,
         Inc., and the holders of the Revolving Credit Agreement and the Senior Note Purchase Agreement.(25)
   5.1   Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
         regarding legality of securities to be issued.(26)
   8.1   Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
         regarding tax matters.(26)
  10.1   Microamerica Substitute Stock Option Plan of Registrant
         together with related forms of Stock Option Agreements.(4)*
  10.2   1983 Stock Option Plan of Softsel Computer Products, Inc.,
         as amended, together with Form of Incentive Stock Option
         Agreement and Form of Nonqualified Stock Option Agreement
         under 1983 Employee Stock Option Plan.(7)*
  10.3   1983 Employee Stock Option Plan of Softsel Computer
         Products, Inc., as amended, together with Form of Incentive
         Stock Option Agreement and Form of Nonqualified Stock Option
         Agreement under the 1983 Employee Stock Option Plan.(7)*
  10.4   1991 Employee Stock Option Plan of Merisel, Inc. together
         with Form of Incentive Stock Option Agreement and Form of
         Nonqualified Stock Option Agreement under the 1991 Employee
         Stock Option Plan.(8)*
  10.5   Merisel, Inc. 1992 Stock Option Plan for Nonemployee
         Directors.(10)*
  10.6   Incentive Stock Option Agreements between Registrant and
         Michael D. Pickett dated as of October 1, 1986 and March 4,
         1987.(1)*
  10.7   Nonqualified Stock Option Agreement between Registrant and
         Michael D. Pickett dated as of December 11, 1987.(1)*
  10.8   Amendment to Stock Option Agreements together with Joint
         Escrow Instructions between Michael D. Pickett and
         Registrant dated as of August 11, 1988.(1)*
  10.9   Softsel Computer Products, Inc. Executive Deferred
         Compensation Plan. (9)*
  10.10  Employment Agreement between Registrant and Michael D.
         Pickett dated as of August 14, 1992.(11)*
  10.11  Merisel, Inc. Amended and Restated 401(k) Retirement Savings
         Plan.(15)*
  10.12  Asset Transfer, Assignment and Assumption Agreement dated as of December 23, 1993 by and between Registrant and Merisel
         Americas, Inc.(13)
  10.13  Asset Transfer, Assignment and Assumption Agreement dated as of December 23, 1993 by and between Registrant and Merisel
         Europe, Inc.(13)
  10.14  Lease between Registrant and Pacifica Holding Company dated
         April 6, 1989.(2)
  10.15  Lease Agreement dated October 27, 1988 by and between
         Rosewood Development Corporation and Microamerica, Inc. re:
         property located in Marlborough, Massachusetts.(3)
  10.16  Lease Agreement dated May 23, 1990 by and between Kilroy-
         Freehold El Segundo Company and Softsel/Microamerica, Inc.,
         re: property located in El Segundo, California.(5)
  10.17  Lease Agreement dated October 1991 by and between Koll
         Hayward Associates II and Merisel, Inc.(9)
  10.18  Asset Purchase Agreement dated January 31, 1994 between
         ComputerLand Corporation, Merisel FAB, Inc. and for purposes of Section 2.2 thereof, the Registrant. Portions of this
         agreement have been omitted pursuant to Rule 24b-2 of the
         Securities Exchange Act of 1934, as amended.(12)

 EXHIBIT                                                                 PAGE
 NUMBER  DESCRIPTION OF DOCUMENTS                                       NUMBER
 ------- ------------------------                                       ------
  10.19  Guaranty Agreement dated January 31, 1994 between
         ComputerLand Corporation and the Registrant.(12)
  10.20  Distribution and Services Agreement dated January 31, 1994 between ComputerLand Corporation and Merisel FAB, Inc.
         ("Services Agreement"). Portions of this agreement has been omitted pursuant to Rule 24b-2 of the Securities Act of
         1934, as amended.(12)
  10.21  Amendment Number 13 to Services Agreement dated as of
         January 31, 1996. Portions of this agreement have been
         omitted pursuant to Rule 24b-2 of the Securities Act of
         1934, as amended.(19)
  10.22  Stock Purchase Agreement dated January 31, 1994 between the
         Registrant and ComputerLand Corporation.(12)
  10.23  Amended and Restated Senior Note Purchase Agreement by and
         among each purchasers named therein and Merisel Americas,
         Inc., dated as of December 23, 1993 ("Senior Note Purchase
         Agreement").(13)
  10.24  First Amendment, dated as of September 30, 1994 to Senior
         Note Purchase Agreement, by and among the Noteholders named therein and Merisel Americas, Inc.(16)
  10.25  Form of Second Amendment dated as of June 23, 1995 to Senior
         Note Purchase Agreement.(19)
  10.26  Amended and Restated Subordinated Note Purchase Agreement by
         and among each of the purchasers named therein and Merisel
         Americas, Inc., dated as of December 23, 1993 ("Subordinated
         Note Purchase Agreement").(13)
  10.27  First Amendment, dated as of September 30, 1994, to
         Subordinated Note Purchase Agreement, by and among the
         Noteholders named therein and Merisel Americas, Inc.(16)
  10.28  Revolving Credit Agreement dated as of December 23, 1993 among Merisel Americas, Inc., Merisel Europe, Inc., the
         Registrant, the lender parties thereto, Citicorp USA, Inc., as agent, and Citibank, N.A., as designated issuer
         ("Revolving Credit Agreement").(13)
  10.29  First Amendment, dated as of September 29, 1994, to
         Revolving Credit Agreement, by and among Merisel Americas,
         Inc., Merisel Europe, Inc., Merisel, Inc. and the financial institutions named therein.(16)
  10.30  Second Amendment, dated as of December 1, 1994, to Revolving
         Credit Agreement, by and among Merisel, Americas, Inc.,
         Merisel Europe, Inc., Merisel, Inc., and the financial
         institutions named therein.(15)
  10.31  Third Amendment, dated as of February 27, 1995, to Revolving
         Credit Agreement, by and among Merisel Americas, Inc.,
         Merisel Europe, Inc., Merisel, Inc., and the financial
         institutions named therein.(15)
  10.32  Receivable Transfer Agreement dated as of October 2, 1995 by and between Merisel Americas, Inc. and Merisel Capital
         Funding, Inc.(17)
  10.33  Receivable Purchase and Servicing Agreement dated as of
         October 2, 1995 by and among Merisel Capital Funding, Inc.,
         Redwood Receivables Corporation, Merisel Americas, Inc. and
         General Electric Capital Corporation.(17)
  10.34  Annex X to Receivable Transfer Agreement and Receivables
         Purchase and Servicing Agreement dated as of October 2,
         1995.(17)
  10.35  Form of Receivables Purchase Agreement between Merisel
         Canada, Inc. and Canadi an Master Trust dated as of December
         15, 1995.(19)
  10.36  Form of Security Agreement between Merisel Properties, Inc.
         and Heller Financial, Inc. dated December 29, 1995.(19)
  10.37  Deed of Trust, Security Agreement, Assignment of Leases and
         Rents and Fixture Filing between Merisel Properties, Inc.
         and Heller Financial, Inc. dated December 29, 1995.(19)
  10.38  Agreement for the Sale and Purchase of Debts between Deutche
         Financial Services (UK) Limited and Merisel (UK) Limited
         dated October 12, 1995.(19)

 EXHIBIT                                                                 PAGE
 NUMBER  DESCRIPTION OF DOCUMENTS                                       NUMBER
 ------- ------------------------                                       ------
  10.39  Form of Agreement between Merisel, Inc. and Michael D.
         Pickett dated February 12, 1996.(19)*
  10.40  Share Purchase Agreement between Merisel, Inc. and Merisel
         Asia, Inc. and Tech Pacific Holdings Ltd. dated March 7,
         1996.(19)
  10.41  Form of Employment Agreement between Merisel, Inc. and the following: James L. Brill, Paul Lemerise, John Thompson, Tom
         Reeves and Marty Wolf.(17)*
  10.42  Form of Retention Agreement between Merisel, Inc. and the following: James L. Brill, Paul Lemerise, John Thompson, Tom
         Reeves and Marty Wolf.(17)*
  10.43  Third Amendment and Waiver to Amended and Restated Senior
         Note Purchase Agreement by and among each of the purchasers named therein and Merisel Americas, Inc., dated as of April
         12, 1996.(21)
  10.44  Revolving Credit Agreement among Merisel Americas, Inc.,
         Merisel Europe, Inc., Merisel , Inc., the lender parties
         thereto, Citicorp USA, Inc., as agent, and Citibank, N.A., as designated issuer, as amended and restated as of April
         12, 1996.(21)
  10.45  Amendment Number One and Waiver to Receivables Purchase and
         Servicing Agreement among Merisel Capital Funding, Inc.,
         Redwood Receivables Corporation, Merisel Americas, Inc., and
         General Electric Capital Corporation, dated as of April 12,
         1996.(21)
  10.46  Form of Second Amendment and Waiver to Amended and Restated
         Subordinated Note Purchase Agreement among the dated as of
         April 12, 1996.(21)
  10.47  Retention Agreement between Merisel, Inc. and Susan J.
         Miller-Smith dated April 22, 1996.(18)*
  10.48  Employment Agreement dated February 12, 1996 between Dwight
         A. Steffensen and Merisel, Inc.(22)*
  10.49  Employment Agreement dated May 2, 1996 between Ronald A.
         Rittenmeyer and Merisel, Inc.(22)*
  10.50  Employment Agreement dated as of May 15, 1996 between
         Verilyn Smith and Merisel, Inc.(22)*
  10.51  Employment Agreement between Merisel, Inc. and James Illson dated August 19, 1996.(23)*
  10.52  Severance Agreement between Merisel, Inc. and James Brill dated August 27, 1996.(23)*
  10.53  Employment Agreement, dated as of September 5, 1996, between
         Merisel, Inc. and James D. Wittry.(24)*
  10.54  Letter Agreement dated June 1, 1995 between Merisel
         Americas, Inc. and Kristin M. Rogers.(24)*
  10.55  Amendment to Letter Agreement dated April 9, 1996 between
         Merisel Americas, Inc. and Kristin M. Rogers.(24)*
  10.56  Amendment to Letter Agreement dated August 30, 1996 between
         Merisel Americas, Inc. and Kristin M. Rogers.(24)*
  10.57  Retention Agreement dated April 5, 1996 between Merisel,
         Inc. and Kelly M. Martin.(24)*
  10.58  Letter Agreement dated June 1, 1995 between Merisel
         Americas, Inc. and Archie K. Miller.(24)*
  10.59  Amendment to Letter Agreement dated August 28, 1996 between
         Merisel Americas, Inc. and Archie K Miller.(24)*
  10.60  Retention Agreement dated April 5, 1996 between Merisel,
         Inc. and Bruce A. Zeedik.(24)*
  10.61  Letter Agreement dated November 29, 1996 between Merisel,
         Inc. and Timothy N. Jenson.(24)*
  10.62  Amendment to Letter Agreement dated April 9, 1996 between
         Merisel, Inc. and Timothy N. Jenson.(24)*
  10.63  Amendment to Letter Agreement dated August 22, 1996 between
         Merisel, Inc. and Timothy N. Jenson.(24)*

 EXHIBIT                                                                    PAGE
 NUMBER  DESCRIPTION OF DOCUMENTS                                          NUMBER
 ------- ------------------------                                          ------
  10.64  Amended and Restated Employment Agreement dated November 6,
         1996 between Susan J. Miller-Smith and Merisel, Inc.(24)*
  10.65  Employment Agreement between Robert McInerney and Merisel,
         Inc. dated February 3, 1997.(25)*
  10.66  Employment Agreement between Dwight A. Steffensen and
         Merisel, Inc. dated February 12, 1997.(25)*
  10.67  Amendment to the Company's 1991 Employee Stock Option Plan
         (as Amended through January 16, 1997).(25)
  10.68  Form of Retention Agreement between Merisel, Inc. and Karen
         A. Tallman.(26)*
  10.69  Form of Retention Agreement between Merisel, Inc. and
         Timothy N. Jenson.(26)*
  10.70  Form of First Amendment to Employment Agreement between
         Merisel, Inc. and James E. Illson.(26)*
  10.71  Form of First Amendment to Employment Agreement between
         Merisel, Inc. and Robert J. McInerney.(26)*
  10.72  Form of First Amendment to Retention Agreement between
         Merisel, Inc. and Thomas P. Reeves.(26)*
  10.73  Form of First Amendment to Employment Agreement between
         Merisel, Inc. and James D. Wittry.(26)*
  23.1   Consent of Skadden, Arps, Slate, Meagher & Flom LLP
         (included in their opinions filed as Exhibits 5.1 and 8.1).(26)
  23.2   Consent of Deloitte & Touche LLP.(26)
  23.3   Consent of Donaldson, Lufkin & Jenrette Securities
         Corporation.
  24.1   Power of Attorney (included on page II-6 of this
         Registration Statement).(26)
  99.1   Form of Proxy Card (included herein as Annex I to the
         Supplement).
  99.2   Form of Letter of Transmittal.(26)
  99.3   Form of Master Ballot for 12.5% Notes.(26)
  99.4   Form of Master Ballot for Old Common Stock.(26)
  99.5   Form of Beneficial Owner Ballot for 12.5% Notes.(26)
  99.6   Form of Beneficial Owner Ballot for Old Common Stock.(26)
  99.7   Consent of James E. Illson.(26)
  99.8   Supplement to Offer to Exchange and Solicitation of
         Prepackaged Plan of Reorganization and Supplement to Proxy
         Statement/Prospectus and Solicitation of Prepackaged Plan
         Acceptances of Merisel, Inc.
  99.9   Press Release, dated September 4, 1997.
  99.10  Letter dated July 14, 1997 addressed to the Company from
         Stonington.(27)
  99.11  Letters dated August 8, 10, and 11, 1997 addressed to the
         Company from Stonington.(28)
  99.12  Letter dated August 29, 1997 addressed to the Company from
         Stonington.(29)

--------
   * Management contract or executive compensation plan or arrangement.
 (1) Filed as an exhibit to the Form S-1 Registration Statement of Softsel Computer Products, Inc., No. 33-23700, and incorporated herein by this reference.
 (2) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended September 30, 1989 of Softsel Computer Products, Inc., and incorporated herein by this reference.
 (3) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1990 of Softsel Computer Products, Inc., and incorporated herein by this reference.
 (4) Filed as an exhibit to the Form S-8 Registration Statement of Softsel Computer Products, Inc., No. 33-34296, filed with the Securities and Exchange Commission on April 12, 1990, and incorporated herein by this reference.
 (5) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1990 of Softsel Computer Products, Inc., and incorporated herein by this reference.
 (6) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended September 30, 1990, and incorporated herein by this reference.

 (7) Filed as an exhibit to the Form S-8 Registration Statement of Softsel Computer Products, Inc., No. 33-35648, filed with the Securities and Exchange Commission on June 29, 1990, and incorporated herein by this reference.
 (8) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1991, and incorporated herein by this reference.
 (9) Filed as an exhibit to the Form S-3 Registration Statement of Merisel, Inc., No. 33-45696, filed with the Securities and Exchange Commission on February 14, 1992 and incorporated herein by this reference.
(10) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, and incorporated herein by this reference.
(11) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended September 30, 1992 of Merisel, Inc., and incorporated herein by this reference.
(12) Filed as an exhibit to the Current Report on Form 8-K dated February 14, 1994, as amended on March 24, 1994 and October 4, 1994, and incorporated herein by this reference.
(13) Filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 1993, and incorporated herein by this reference.
(14) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended September 30, 1994, and incorporated herein by this reference.
(15) Filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 1994, and incorporated herein by this reference.
(16) Filed as an exhibit to the Form S-3 Registration Statement of the Registrant, No. 33-55195, filed with the Securities and Exchange Commission on August 23, 1994, and incorporated herein by this reference.
(17) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, and incorporated herein by this reference.
(18) Filed as an exhibit to Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 1995, and incorporated herein by this reference.
(19) Filed as an exhibit to Amendment No. 2 to the Annual Report on Form 10-K/A for the year ended December 31, 1995, and incorporated herein by this reference.
(20) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, and incorporated herein by this reference.
(21) Filed as an exhibit to the Current Report on Form 8-K dated April 17, 1996, and incorporated herein by this reference.
(22) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, and incorporated herein by this reference.
(23) Filed as an exhibit to the Current Report on Form 8-K dated October 18, 1996, and incorporated herein by this reference.
(24) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, and incorporated herein by this reference.
(25) Filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 1996 and incorporated herein by this reference.
(26) Previously filed.
(27) Filed as an exhibit to the Current Report on Form 8-K dated July 15, 1997, and incorporated herein by this reference.
(28) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, and incorporated herein by this reference.
(29) Filed as an exhibit to the Current Report on Form 8-K dated August 29, 1997, and incorporated herein by this reference.